                                                                   EXHIBIT 10.11

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS WITH ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

         YAHOO!.             ADVERTISING INSERTION ORDER
                              HTTP://WWW.YAHOO.COM


        ORDER#  51042                                              SALES CONTACT  Beth Walter

      CUSTOMER                                                             PHONE  212-508-0276
         ORDER                                                             EMAIL  bethw@yahoo-inc.com

      REVISION
          DATE  05-AUG-1999                                                  FAX  212-750-5917

    ADVERTISER  BOLT.COM                                                  AGENCY  CONCRETE MEDIA

      CAMPAIGN                                                           ADDRESS  304 Hudson Ave
           URL                                                                    7th Floor North
       ADDRESS                                                                    New York, NY  10013

       CONTACT                                                           CONTACT  Justin Nesci                    FAX  212.620.4315

         PHONE                           FAX                               PHONE  212.620.3800 x250

         EMAIL                                                             EMAIL  Justin@boltmediainc.com

    START DATE  01-SEP-1999         END DATE  31-MAY-2000           CONTRACT LENGTH  274 days                   BILL TO  Agency


------------------------------------------------------------------------------------------------------------------------------------


ORDER TOTALS:                                                               TOTAL IMPRESSIONS                     TOTAL AMOUNT
                                                                                  [*]                                 $[*]

AGENCY DISCOUNT [*]:                                                                                                  $[*]
SUB-TOTAL:                                                                                                            $[*]

                                                                                                                  -----------------
NET COST                                                                                                              $[*]
                                                                                                                  -----------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                            TERMS                                 Net 30 Days
                                                                            BILLING                               MONTHLY


MATERIALS: Banners: Banner requirements are posted at http://www.yahoo.com/docs/advertising. DELIVERY: ALL MATERIALS AND ANY CHANGES MUST BE DELIVERED AT LEAST 4 BUSINESS DAYS IN ADVANCE TO THE EMAIL ADDRESS SPECIFIED FOR YOUR REGION AT HTTP: //WWW.YAHOO.COM/DOCS/ADVERTISING.
A Yahoo! Insertion order number and flight dates must be referenced in all correspondence. Yahoo! will not issue any credit or makegood due to late or incorrectly submitted banners and/or late or incomplete information.

TERMS AND CONDITIONS: The insertion order is subject to the terms and conditions ("Standard Terms") attached hereto as Exhibit A of this Insertion Order, and such Standard Terms are made a part of this insertion order by reference. The signatory of this Insertion Order represents that he has read and agrees to such Standard Terms.

This Insertion Order is valid for three (3) business days from the date of this order. This agreement is non-cancelable.

Authorized By:             /s/ Justin Nesci          Phone:     212-620-3900x701        Date:         9/1/99
                  --------------------------                    ------------------               ---------------

Production Contact:        Justin Nesci              Phone:   212-620-3800 x250         Email:   justin@boltmediainc.com
                           ------------                       -----------------                  -----------------------

                                                                                         YAHOO! INC. SANTA CLARA (PC)
                                                                                         3400 CENTRAL EXPRESSWAY
                                                                                         SUITE 201
PLEASE RETURN TO YAHOO SALES OPERATIONS DEPT. FAX # 408-530-5130                         SANTA CLARA, CA  95051
----------------------------------------------------------------

          YAHOO!.            ADVERTISING INSERTION ORDER
                             HTTP://WWW.YAHOO.COM

-----------------------------------------------------------------------------------------------------------------------------------
 LINE#                 LINE TYPE                    START DATE              END DATE           PAGE VIEWS           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
1         CPI                                  01-SEP-1999            31-MAY-2000                [ * ]
          Run Of
                   /room/teen (N)
-----------------------------------------------------------------------------------------------------------------------------------
2         CPI                                  01-SEP-1999            31-MAY-2000                [ * ]
          Categories
                   /channels/Teen (WP)
-----------------------------------------------------------------------------------------------------------------------------------
3         CPI                                  01-SEP-1999            31-MAY-2000                [ * ]
          Categories
                   /channels/Teen (NN)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR CHAT PROPERTY:                                                                         [ * ]            $[ * ]
-----------------------------------------------------------------------------------------------------------------------------------
4         CPI                                  01-SEP-1999            30-SEP-1999                [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
5         CPI                                  01-OCT-1999            31-OCT-1999                 [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
6         CPI                                  01-JAN-2000            31-JAN-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
7         CPI                                  01-FEB-2000            29-FEB-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
8         CPI                                  01-MAR-2000            31-MAR-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
9         CPI                                  01-APR-2000            30-APR-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
10        CPI                                  01-MAY-2000            31-MAY-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
11        CPI                                  01-SEP-2000            30-SEP-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
12        CPI                                  01-OCT-2000            31-OCT-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
13        CPI                                  01-JAN-2000            31-JAN-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
14        CPI                                  01-FEB-2000            29-FEB-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
15        CPI                                  01-MAR-2000            31-MAR-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------

          YAHOO!.            ADVERTISING INSERTION ORDER
                             HTTP://WWW.YAHOO.COM

-----------------------------------------------------------------------------------------------------------------------------------
 LINE#                 LINE TYPE                    START DATE              END DATE           PAGE VIEWS           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
16        CPI                                  01-APR-2000            30-APR-2000                [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
17        CPI                                  01-MAY-2000            30-MAY-2000                 [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR ENTERTAINMENT PROPERTY:                                                                 [ * ]            $[ * ]
-----------------------------------------------------------------------------------------------------------------------------------
18        CPI                                  01-NOV-1999            30-NOV-1999                 [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
19        CPI                                  01-DEC-1999            31-DEC-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR FINANCE PROPERTY:                                                                        [ * ]           $[ * ]
-----------------------------------------------------------------------------------------------------------------------------------
20        CPI                                  01-SEP-1999            30-SEP-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
21        CPI                                  01-OCT-1999            31-OCT-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
22        CPI                                  01-JAN-2000            31-JAN-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
23        CPI                                  01-FEB-2000            29-FEB-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
24        CPI                                  01-MAR-2000            31-MAR-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
25        CPI                                  01-APR-2000            30-APR-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
26        CPI                                  01-MAY-2000            31-MAY-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
27        CPI                                  01-SEP-1999            30-SEP-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
28        CPI                                  01-OCT-1999            31-OCT-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
29        CPI                                  01-JAN-2000            31-JAN-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
30        CPI                                  01-FEB-1999            29-FEB-1999                  [ * ]
          Run of
-----------------------------------------------------------------------------------------------------------------------------------

          YAHOO!.            ADVERTISING INSERTION ORDER
                             HTTP://WWW.YAHOO.COM

-----------------------------------------------------------------------------------------------------------------------------------
 LINE#                 LINE TYPE                    START DATE              END DATE           PAGE VIEWS           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
31        CPI                                  01-MAR-2000            31-MAR-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
32        CPI                                  01-APR-2000            30-APR-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
33        CPI                                  01-MAY-2000            31-MAY-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
34        CPI                                  01-NOV-1999            30-NOV-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
35        CPI                                  01-DEC-1999            31-DEC-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
36        CPI                                  01-NOV-1999            30-NOV-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
37        CPI                                  01-DEC-1999            31-DEC-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
38        CPI                                  01-NOV-1999            30-NOV-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
39        CPI                                  01-DEC-1999            31-DEC-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
40        CPI                                  01-NOV-1999            30-NOV-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
41        CPI                                  01-DEC-1999            31-DEC-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR MAIL PROPERTY:                                                                           [ * ]          $[ * ]
-----------------------------------------------------------------------------------------------------------------------------------
42        CPI                                  01-OCT-1999            31-OCT-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
43        CPI                                  01-JAN-2000            31-JAN-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
44        CPI                                  01-FEB-2000            29-FEB-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
45        CPI                                  01-MAR-2000            31-MAR-2000                  [ * ]
          Run of
-----------------------------------------------------------------------------------------------------------------------------------

          YAHOO!.            ADVERTISING INSERTION ORDER
                             HTTP://WWW.YAHOO.COM

-----------------------------------------------------------------------------------------------------------------------------------
 LINE#                 LINE TYPE                    START DATE              END DATE           PAGE VIEWS           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
46        CPI                                  01-APR-2000            30-APR-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
47        CPI                                  01-MAY-2000            31-MAY-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
48        CPI                                  01-SEP-1999            30-SEP-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
49        CPI                                  01-OCT-1999            31-OCT-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
50        CPI                                  01-JAN-2000            31-JAN-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
51        CPI                                  01-FEB-2000            29-FEB-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
52        CPI                                  01-MAR-2000            31-MAY-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
53        CPI                                  01-APR-2000            30-APR-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
54        CPI                                  01-MAY-2000            31-MAY-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
55        CPI                                  01-SEP-1999            30-SEP-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR MOVIES PROPERTY:                                                                         [ * ]           $[ * ]
-----------------------------------------------------------------------------------------------------------------------------------
56        CPI                                  01-SEP-1999            30-SEP-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
57        CPI                                  01-OCT-1999            31-OCT-1999                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
58        CPI                                  01-JAN-2000            31-JAN-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
59        CPI                                  01-FEB-2000            29-FEB-2000                  [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
60        CPI                                  01-MAR-2000            31-MAR-2000                  [ * ]
          Run of
-----------------------------------------------------------------------------------------------------------------------------------


          YAHOO!.            ADVERTISING INSERTION ORDER
                             HTTP://WWW.YAHOO.COM

-----------------------------------------------------------------------------------------------------------------------------------
 LINE#                 LINE TYPE                    START DATE              END DATE           PAGE VIEWS           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
61        CPI                                  01-APR-2000            30-APR-2000                    [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
62        CPI                                  01-MAY-2000            31-MAY-2000                    [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
63        CPI                                  01-SEP-1999            30-SEP-1999                    [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
64        CPI                                  01-OCT-1999            31-OCT-1999                    [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
65        CPI                                  01-JAN-2000            31-JAN-2000                    [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
66        CPI                                  01-FEB-2000            29-FEB-2000                    [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
67        CPI                                  01-MAR-2000            31-MAR-2000                    [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
68        CPI                                  01-APR-2000            30-APR-2000                    [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
69        CPI                                  01-MAY-2000            31-MAY-2000                    [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
70        CPI                                  01-SEP-1999            30-SEP-1999                    [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
71        CPI                                  01-OCT-1999            31-OCT-1999                    [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
72        CPI                                  01-JAN-2000            31-JAN-2000                    [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
73        CPI                                  01-FEB-2000            29-FEB-2000                    [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
74        CPI                                  01-MAR-2000            31-MAR-2000                    [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
75        CPI                                  01-APR-2000            30-APR-2000                    [ * ]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------

          YAHOO!.            ADVERTISING INSERTION ORDER
                             HTTP://WWW.YAHOO.COM

-----------------------------------------------------------------------------------------------------------------------------------
 LINE#                 LINE TYPE                    START DATE              END DATE           PAGE VIEWS           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
76        CPI                                  01-MAY-2000            31-MAY-2000                  [*]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
77        CPI                                  01-SEP-1999            30-SEP-1999                  [*]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
78        CPI                                  01-OCT-1999            31-OCT-1999                  [*]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
79        CPI                                  01-JAN-2000            31-JAN-2000                  [*]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
80        CPI                                  01-FEB-2000            29-FEB-2000                  [*]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
81        CPI                                  01-MAR-2000            31-MAR-2000                  [*]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
82        CPI                                  01-APR-2000            30-APR-2000                  [*]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
83        CPI                                  01-MAY-2000            31-MAY-2000                  [*]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
84        CPI                                  01-NOV-1999            30-NOV-1999                  [*]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
85        CPI                                  01-DEC-1999            31-DEC-1999                  [*]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
86        CPI                                  01-NOV-1999            30-NOV-1999                  [*]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
87        CPI                                  01-DEC-1999            31-DEC-1999                  [*]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
88        CPI                                  01-NOV-1999            30-NOV-1999                  [*]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
89        CPI                                  01-DEC-1999            31-DEC-1999                  [*]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
90        CPI                                  01-NOV-1999            30-NOV-1999                  [*]
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
91        CPI                                  01-DEC-1999            31-DEC-1999                  [*]
-----------------------------------------------------------------------------------------------------------------------------------

          YAHOO!.            ADVERTISING INSERTION ORDER
                             HTTP://WWW.YAHOO.COM

-----------------------------------------------------------------------------------------------------------------------------------
 LINE#                 LINE TYPE                    START DATE              END DATE           PAGE VIEWS           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
          Run of
                   /(N)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR NETWORK PROPERTY:                                                                        [*]               $[*]
-----------------------------------------------------------------------------------------------------------------------------------
92        CPI                                  01-SEP-1999            31-MAY-2000                  [*]
          Search Words
                   [*] (N)
-----------------------------------------------------------------------------------------------------------------------------------
93        CPI                                  01-SEP-1999            31-MAY-2000                  [*]
          Search Words
                   [*] (N)
-----------------------------------------------------------------------------------------------------------------------------------
94        CPI                                  01-SEP-1999            31-MAY-2000                  [*]
          Search Words
                   [*] (N)
-----------------------------------------------------------------------------------------------------------------------------------
95        CPI                                  01-SEP-1999            31-MAY-2000                  [*]
          Search Words
                   [*] (N)
-----------------------------------------------------------------------------------------------------------------------------------
96        CPI                                  01-SEP-1999            31-MAY-2000                  [*]
          Search Words
                   [*] (N)
-----------------------------------------------------------------------------------------------------------------------------------
97        CPI                                  01-SEP-1999            31-MAY-2000                  [*]
          Search Words
                   [*] (N)
-----------------------------------------------------------------------------------------------------------------------------------
98        CPI                                  01-SEP-1999            31-MAY-2000                  [*]
          Search Words
                   [*] (N)
-----------------------------------------------------------------------------------------------------------------------------------
99        CPI                                  01-SEP-1999            31-MAY-2000                  [*]
          Search Words
                   [*] (N)
-----------------------------------------------------------------------------------------------------------------------------------
100       CPI                                  01-SEP-1999            31-MAY-2000                  [*]
          Search Words
                   [*] (N)
-----------------------------------------------------------------------------------------------------------------------------------
101       CPI                                  01-SEP-1999            31-MAY-2000                  [*]
          Search Words
                   [*] (N)
-----------------------------------------------------------------------------------------------------------------------------------
102       CPI                                  01-SEP-1999            31-MAY-2000                  [*]
          Search Words
                   [*] (N)
-----------------------------------------------------------------------------------------------------------------------------------
103       CPI                                  01-SEP-1999            31-MAY-2000                  [*]
          Search Words
                   [*] (N)
-----------------------------------------------------------------------------------------------------------------------------------
104       CPI                                  01-SEP-1999            31-MAY-2000                  [*]
          Search Words
                   [*] (N)
-----------------------------------------------------------------------------------------------------------------------------------
105       CPI                                  01-SEP-1999            31-MAY-2000                  [*]
          Search Words
                   [*] (N)
-----------------------------------------------------------------------------------------------------------------------------------

          YAHOO!.            ADVERTISING INSERTION ORDER
                             HTTP://WWW.YAHOO.COM

-----------------------------------------------------------------------------------------------------------------------------------
 LINE#                 LINE TYPE                    START DATE              END DATE           PAGE VIEWS           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
106       CPI                                  01-SEP-1999            31-MAY-2000                    [ * ]
          Search Words
                   [*] (N)
-----------------------------------------------------------------------------------------------------------------------------------
107       CPI                                  01-SEP-1999            31-MAY-2000                    [ * ]
          Search Words
                   [*] (N)
-----------------------------------------------------------------------------------------------------------------------------------
108       CPI                                  01-SEP-1999            31-MAY-2000                    [ * ]
          Search Words
                   [*] (N)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR YAHOO PROPERTY:                                                                            [ * ]                 $[*]
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          TOTAL IMPRESSIONS     TOTAL AMOUNT

ORDER TOTAL:                                                                                   [ * ]               $[ * ]

AGENCY DISCOUNT [*]:                                                                                               $[ * ]
SUB TOTAL:                                                                                                         $[ * ]

                                                                                                                -------------------
NET COST:                                                                                                          $[ * ]
-----------------------------------------------------------------------------------------------------------------------------------

COMMENTS:

20-AUG-1999       Advertiser shall reserve the right to cancel the agreement with 90 days written notice.
                  [*]
                  Yahoo guarantees Bolt a minimum monthly impression figure of [ * ] /month for its sponsorship of the teen chat channel

Please refer to Addendum A for targeting of Yahoo! Properties and Run of Yahoo Network.
Note:  New west module size 125 x 125

          YAHOO!.            ADVERTISING INSERTION ORDER
                             HTTP://WWW.YAHOO.COM

BOLT ADDENDUM A



          ROC DEMO 10 mos  Sep-May                                                                                 Nov        Dec
                           (excludes Nov & Dec)
               10,000,000                                      1000000
Movies (18-20)                                                  20%               Email 35-49                      40%        40%
Movies (21-24)                                                  20%               Email teen                       30%        30%
Email (18-20)                                                   10%               Entertainment 35-49              10%        10%
Email (21-24)                                                   10%               Entertainment teen               10%        10%
Entertainment (18-20)                                           10%               Finance 35-49                    10%        10%
Entertainment (21-24)                                           10%
Astrology (18-20)                                               10%
Astrology (21-24)                                               10%


          ROC DEMO 10 mos  Sep-May                                                                                 Nov        Dec
                           (excludes Nov & Dec)
               13,000,000                                    1,300,000
ROS (18-20 Female)                                              25%               ROS 35-49 men                    25%        30%
ROS (18-20 male)                                                25%               ROS 35-49 women                  25%        30%
ROS (21-24 female)                                              25%               Ros teen                         25%        20%
ROS (21-24 male)                                                25%               ROS 18-20                        25%        20%

          YAHOO!.            ADVERTISING INSERTION ORDER
                             HTTP://WWW.YAHOO.COM

Standard Terms and Conditions for Yahoo! Advertising

The following terms and conditions (the "Standard Terms") shall be deemed to be incorporated into the attached insertion order (the "Insertion Order"):

1. Terms of Payment. Advertiser must submit completed credit application to determine terms of payment. If no credit application is submitted or the request for credits is denied by Yahoo! Inc. ("Yahoo") in its sole discretion, the Insertion Order must be paid in advance of the advertisement start date. Major credit cards 9VIA, M/C and American Express) are accepted. If Yahoo approves credit, Advertiser will be involved on the first day of the contract period set forth on the Insertion Order and payment shall be made to Yahoo within thirty (30) days from the date of Invoice ("Due Date"). Amounts paid after the Due Date shall be increased at the rate of one percent (1%) per month (or the highest rate permitted by law, if less). In the event Advertiser fails to make timely payment, Advertiser will be responsible for all reasonable expenses (including attorneys' fee) incurred by Yahoo in collecting such amounts. Yahoo reserves the right to suspend performance of its obligations hereunder (or under any other agreement with Advertiser) in the event Advertiser fails to make timely payment hereunder or under any other agreement with Yahoo.

2. Positioning. Except as otherwise expressly provided in the Insertion Order, positioning of advertisements within the Yahoo properties or on any page is at the sole discretion of Yahoo. Yahoo may, at is sole discretion, remove from the insertion order (and substitute with similar inventory) any keyword or category page that it believes to be a trademark, trade name, company name, product name or brand name belonging to or claimed by a third party.

3. Renewal. Except as expressly set forth in the Insertion Order, any renewal of the Insertion Order and acceptance of any additional advertising order shall be at Yahoo's sole discretion, pricing for any renewal period is subject to change by Yahoo from time to time.

4. No Assignment or Resale of Ad Space. Advertiser may not resell, assign or transfer any of its rights hereunder, and any attempt to resell, assign or transfer such rights shall result in immediate termination of this contract, without liability to Yahoo.

5. Limitation of Liability. In the event (i) Yahoo fails to publish an advertisement in accordance with the schedule provided in the Insertion Order,
(ii) Yahoo fails to deliver the number of total page views specified in the Insertion Order (if any) by the end of the specified period, or (iii) of any other failure, technical or otherwise, of such advertisement to appear as provided in the Insertion Order, the sole liability of Yahoo to Advertiser shall be limited to, at Yahoo's sole discretion, a pro rata refund of the advertising fee representing undelivered page views, placement of the advertisement at a later time in a comparable position, or extension of the term of the Insertion Order until total page views are delivered. In no event shall Yahoo be responsible for any consequential, special, punitive or other damages, including without limitation, lost revenue or profits, in any way arising out of or related to the Insertion Order/Standard Terms or publication of the advertisement, even if Yahoo has been advised of the possibility of such damages. Without limiting the foregoing, Yahoo shall have no liability for any failure or transportation interruption of any kind, work slowdown or any other condition beyond the control of Yahoo affecting production or delivery in any manner.

6. Advertisers Representation; Indemnification. Advertisements are accepted upon the representation that Advertiser has the right to publish the contents of the advertisement without infringing the rights of any third party and without violating any law. In consideration of such publication, Advertiser agrees, at its own expense, to indemnify, defend and hold harmless Yahoo, and its employees, representatives, agents and affiliates, against any and all expenses and losses of any kind (including reasonable attorneys' fees and costs) incurred by Yahoo in connection with any claims, administrative proceedings or criminal investigations of any kind arising out of publication of the advertisement and/or any material of Advertiser to which users can link through the advertisement (including without limitation, any claim of trademark or copyright infringement, defamation, breech of confidentiality, privacy violation, false or deceptive advertising or sales practices).

7. Provision of Advertising Materials. Advertiser will provide all materials for the advertisement in accordance with Yahoo's policies in effect from time to time, including (without limitation) the manner of transmission to Yahoo and the lead-time prior to publication of the advertisement. Yahoo shall not be required to publish any advertisement that is not received in accordance with such policies and reserves the right to charge Advertiser, at the rate specified in the Insertion Order for inventory held by yahoo pending receipt of acceptable materials from Advertiser which are past due. Advertiser hereby grants to Yahoo non-exclusive, worldwide, fully paid license to use, reproduce and display the advertisement (and the contents, trademarks and brand features contained therein) in accordance herewith.

          YAHOO!.            ADVERTISING INSERTION ORDER
                             HTTP://WWW.YAHOO.COM

8. Right to Reject Advertisement. All contents of advertisements are subject to Yahoo's approval. Yahoo reserves the right to reject or cancel any advertisement, insertion order, URL link, space reservation or position commitment, at any time, for any reason whatsoever (including belief by Yahoo that placement of advertisement, URL link, etc., may subject Yahoo to criminal or civil liability).

9. Cancellations. Except as otherwise provided in the Insertion Order, the Insertion Order is non-cancelable by Advertiser.

10. Construction. No conditions other than those set forth in the Insertion Order on these Standard Terms shall be binding on Yahoo unless expressly agreed to in writing by Yahoo. in the event of any inconsistency between the Insertion Order and the Standard Terms, the Standard Terms shall control.

11. Miscellaneous. These Standard Terms, together with the Insertion Order, (i) shall be governed by and construed in accordance with, the laws of the State of California, without giving effect to principles of conflicts of laws; (ii) may be amended only by a written agreement executed by an authorized representative of each party; and (ii) constitute the complete and entire expression of the agreement between the parties, and shall supersede any and all other agreements, whether written or oral, between the parties. Advertiser shall make no public announcement regarding the existence or content of the Insertion Order without Yahoo's written approval, which may be withheld at Yahoo's sole discretion. Both parties consent to the jurisdiction of the courts of the State of California with respect to any legal proceeding arising in connection with the Insertion Order/Standard Terms.